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                                                                    Exhibit 10.7

                               LEASE AGREEMENT
                             STANDARD OFFICE LEASE


                              ONE SYCAMORE PLAZA
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This Lease made as of this 18th day of July, 1997 by and between G & P Resorts,
Inc. a New Mexico Corporation, (hereinafter "Landlord") and N M MORTGAGE, INC.
A NEW MEXICO S CORPORATION. (hereinafter "Tenant").

1. PREMISES. Landlord does hereby lease to Tenant, and Tenant does hereby take from Landlord, those certain premises to be known as Suite 150 and 150B, comprising approximately 3833 square feet of rentable area hatched in red on Exhibit A attached hereto (hereinafter the "Leased Premises"). The Lease Premises is located in a complex known as One Sycamore Plaza, which is located at 5600 Wyoming Blvd. NE, Albuquerque, New Mexico and which includes surface parking, walking areas, landscaped areas and certain common areas and facilities that are shared with other occupants under rules and regulations as instituted by Landlord from time to time.

2. LEASE TERM AND OPTION TO EXTEND TERM. The Lease term shall commence on or about September 16, 1997 (hereinafter "Commencement Date") and shall continue thereafter to and including the, 30th day of September, 2002 unless earlier terminated as hereinafter provided.

   Tenant shall have One (l) five year option to extend the term at then existing market rate, but no less then current rent of this Lease by giving ninety (90) days written notification to Landlord prior to lease termination. Non-notification of this right to option within the given time period shall be deemed as a waiver of this right and Landlord shall have no further obligation to Tenant with regards to right of option. It shall be a condition of Tenant's right to exercise the option to renew herein that Tenant is in compliance with all the terms and conditions of this Lease both at the same time of Tenant's exercise of this option and at the time the renewal term is scheduled to commence; and this condition may be waived by Landlord at its sole discretion and may not be used by Tenant as a means to negate the effectiveness of Tenant's exercise of this option.

3. ANNUAL BASE RENT. Tenant shall pay to Landlord during the lease term an annual base rent in monthly installments pursuant to the following Schedule (hereinafter "Annual Base Rent"):

   From the commencement of the Lease Term until September 30, 1998, the sum of Sixty-five Thousand Eight hundred Seventy-nine and 50/100 Dollars ($65,879.50), payable in equal monthly installments of Five Thousand Two hundred seventy and 36/100 Dollars ($5,270.36) on the first day of each month. Landlord hereby acknowledges receipt of Two Thousand six hundred thirty-five and 18/100 Dollars ($2,635.18) which represents pro-rated rent for September, 16-30, 1997.

   Beginning October 1, 1998 through September 30, 1999 the sum of Sixty-five Thousand one hundred Sixty and 96/100 Dollars ($65,160.96) payable in equal monthly installments of Five Thousand Four hundred thirty and 08/100 Dollars ($5,430.08) on the first day of each month.

   Beginning October 1, 1999 through September 30, 2000 the sum of Sixty-seven Thousand Seventy-seven and 48/100 Dollars ($67,077.48) payable in equal monthly installments of Five Thousand Fivehundred eighty-nine and 79/100 Dollars ($5,589.79) on the first day of each month.

   Beginning October 1, 2000 through September 30, 2001 the sum of Sixty-eight Thousand Nine hundred ninety-four and 00/100 Dollars ($6,994.00) payable in equal monthly installments of Five Thousand Seven hundred forty-nine and 50/100 Dollars ($5,749.50)on the first day of each month.

   Beginning October 1,2001 through September 30, 2002 the sum of Seventy Thousand Nine hundred ten and 52/100 Dollars ($70,910.52) payable in equal monthly installments of Five Thousand Nine hundred nine and 21/100 Dollars ($5,909.21) on the first day of each month.


   The monthly installments of Annual Base Rent shall be due and payable in advance on the 1st day of each month.

   Should the Tenant fail within five (5) days of the date due, to pay all of the rents provided for herein at the time and in the manner herein provided, Landlord may, at his option, impose a collection fee of 10% of the amount then due.

4. RENTAL ADJUSTMENT A. Cost Adjustment. In the event that the "building operating costs" of the Building shall increase during any calendar year over the "basis operating costs", then the fixed rental for said premises shall be adjusted commencing with the first day of the calendar year next following such increase



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   and each year thereafter in the manner hereinafter provided. Building operating costs means the actual expense incurred and paid by the Landlord for the operation maintenance of the Building in accordance with accepted principles of sound management and accounting practices as applied to office buildings, including, without limitation:

     1. janitor labor and supplies;

     2. maintenance and engineering labor and supplies;

     3. insurance applicable solely to the Building and it's operation;

     4. water, gas and other fuels;

     5. electricity used in the operation and maintenance of the Building;

     6. salaries and wages of employees other than employees above the grade of Building Superintendent whose time is spent directly and solely in the operation of the Building; and

     7. all real property taxes paid by the Landlord.

     8. expenses incurred in connection with the maintenance and operation of any parking area.


   Notwithstanding anything to the contrary, the following expenses are excluded from Building Operating Costs:

     1. expenses for any capital improvement made to the land or Building;

     2. expenses for painting, redecorating or other work which Landlord performs for any tenant of the Building;

     3. expenses for repairs or other work occasioned by fire, windstorm, or other insurable casualty;

     4. expenses incurred in leasing or procuring new tenants;

     5. expenses incurred in enforcing the term of this Lease;

     6. interest or amortization payments on any mortgage;

   Promptly after January 1st of each calendar year of this Lease, Landlord shall determine the building operating costs for the preceding calendar year. In the event that the building operating costs for said preceding calendar year shall exceed the basic operating costs, then the percentage of such increase shall be computed and the Tenant's share determined. Landlord agrees to promptly notify Tenant in writing of the amount of Tenant's share of such increase. Tenant agrees to pay to Landlord monthly Tenant's share of such increase. Such additional rental payments shall commence as of the first day of January next following each calendar year in which such operating costs have exceeded said basic operating costs.

   "Basic Operating Costs" shall mean the building operating costs for the calendar year 1998. Landlord shall determine the basic operating costs and
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   shall notify Tenant in writing of the amount thereof.

   Tenant's percentage share of the increasing costs shall be determined by dividing the total number of square feet then currently leased by Tenant by the total gross leasable square feet of the buildings comprising of approximately 61,693 square feet.
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   B. Other Adjustment. If Landlord's expenses increase due to any fees, levies or other taxes imposed by any governmental agency effecting the operations of this property subsequent to execution of this Lease, then Tenant shall pay his percentage share of such fee, levy or tax.


   C. Payment of Additional Rent. Any and all increases in rental pursuant to this paragraph shall be additional rent payable by Tenant hereunder and in the event of non-payment thereof, Landlord shall have

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   similar rights with respect to such non-payment as it has with respect to any other non-payment of rent hereunder.

   D. Security Deposit. Tenant has deposited with Landlord the sum of Five
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   Thousand Nine hundred nine and 21/100 Dollars ($5,909.21), receipt of which
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   is hereby acknowledged by Landlord, as security for the performance by Tenant
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   and all of the terms, covenants, and conditions of this Lease. Security
   Deposit shall be returned to Tenant upon the termination of this Lease, without interest, provided Tenant has complied with all the terms, conditions and covenants hereof, and that the Tenant's premises are left in good condition, cleaned and restored to the condition of the premises at the time of the commencement of the Lease, usual wear and tear excepted.

5. USE AND INSURANCE RATING. Tenant shall use the Leased Premises for the following purposes and for no other purposes whatsoever: General offices. Tenant will not conduct or permit to be conducted any activity or place any equipment in or about the Leased Premises, which will in any way increase the rate of fire insurance or other insurance on the Building; and if any increase in the rate of fire insurance or other insurance is stated by any insurance company or by the applicable insurance rating bureau to be due to activity or equipment of Tenant in or about the Leased Premises, such statement shall be conclusive evidence that such increase in such rate is due to such activity or equipment, and as a result thereof, Tenant shall be liable for such increase and shall reimburse Landlord therefor.

6. NO WARRANTIES BY LANDLORD AND AGENTS/ACCEPTANCE OF PREMISES.
   Neither Landlord nor any agents or employees of Landlord has made any representations or promises with respect to the Leased Premises or the Building, except as expressly set forth herein and no rights, privileges, easements or licenses are acquired by Tenant, except as expressly set forth herein.

   The taking of a possession of the Leased Premises by Tenant shall be conclusive evidence that, except for minor "punch list" items, if any, the Leased Premises were on such date of possession in good, clean and tenantable condition and that the Tenant accepts the Leased Premises "as is", except that Landlord, at Landlord's expense, shall provide building standard carpet and paint throughout the premises in accordance with the attached spaceplan.

   If for any reason Landlord cannot deliver possession of the Premises to Tenant by the Commencement Date, Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Tenant hereunder, or extend the term hereof, but such case, Tenant shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Tenant under the terms of this Lease until Landlord delivers possession of the Premises to Tenant. If possession of the Premises is not delivered to Tenant within sixty
   (60) days after the Commencement Date, Tenant may, at its option, by notice in writing to Landlord within ten (10) days after the end of said sixty
   (60) day period, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Tenant is not received by Landlord within said ten
   (10) day period, Tenant's right to cancel this Lease hereunder shall terminate and be of no further force or effect. Except as may be otherwise provided, and regardless of when the Original Term actually commences, if possession is not tendered to Tenant when required by this Lease and Tenant does not terminate this Lease, as aforesaid, the period free of the obligation to pay Base Rent, if any, that Tenant would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to the period during which the Tenant would have otherwise enjoyed under the terms hereof, but minus any days of delay caused by the acts, changes or omissions of Tenant.

7. ASSIGNMENT AND SUB-LETTING. Tenant shall have the right to assign this Lease or sub-let all or any part of the Leased Premises with the prior written consent of the Landlord provided as follows:

   A. the Landlord may in its sole discretion withhold its consent to an assignment or a sub-lease (i) to any present tenant of Landlord in the Building or (ii) to any tenant whose occupancy would be inconsistent with the type of tenant in the Sycamore Office Building;
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   B. such assignment or sublease shall not relieve Tenant of its obligations under this Lease;

   D. Tenant shall provide Landlord with notice of any assignment or sub-lease in writing together with a copy of such assignment or sub-lease, and Landlord shall have thirty (30) days from receipts thereof to make a decision concerning such assignment or sub-lease;

   E. such assignment or sub-lease shall not violate rules, from time to time adopted by Landlord, for general application throughout the Building;

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   F. the financial condition and credit record of the assignee shall be reasonably acceptable to Landlord; and

   G. any assignment or sub-letting made in violation of the provisions contained herein shall be ineffective.

   H. notwithstanding anything to the contrary, Landlord shall have the right to terminate this Lease with respect to that part of the Leased Premises that Tenant intends to assign or sublease and, upon such termination, all of the liabilities of the parties each to the other shall cease and terminate except as to the covenants of Tenant which survive the termination of this Lease. Landlord shall exercise its right to terminate by notice to Tenant within thirty (30) days after Landlord's receipt of Tenant's notice of its intention to assign or sublease all or any part of the Leased Premises and such termination shall be effective as of the date set forth in Tenant's notice Which shall be not less than thirty (30) days after Landlord's receipt of such notice.


8. ALTERATIONS. Tenant will not make any alterations of or additions to the Leased Premises without the prior written approval of Landlord. All work to be performed in the Leased Premises shall be performed by competent contractors and subcontractors, approved by Landlord, which approval shall not be unreasonably withheld by Landlord, except that Landlord may in any event condition its approval of such contractors and subcontractors on the Tenant's furnishing separate performance and payment surety bonds covering any work to be performed by such contractors or subcontractors on the
   Leased Premises, and Landlord may, in any event, require that contractors and subcontractors normally employed by Landlord be engaged for any mechanical or electrical work and that any alterations be done by contractors or subcontractors compatible with those workmen, contractors and subcontractors employed from time to time in the Building by Landlord. All alteration work performed by or for Tenant hereunder must be performed in such manner to avoid disruption of the Building operations or disturbance of other tenants in the Building. Unless Landlord requires the Tenant to restore the Leased Premises as set forth in this Lease, all alterations, additions or improvements which may be made by either of the parties hereto upon the Leased Premises, except office furnishings and equipment
                                                              -------------
   purchased by Tenant which may be removed without damage or destruction to the Leased Premises, shall be the property of Landlord and shall remain upon and be surrendered with the Leased Premises as a part thereof at the termination of this Lease or any extension thereof. Tenant will not permit any mechanics, laborers or materialmen's liens to stand against the Leased Premises and will immediately remove all such liens. Landlord may remove such liens and Tenant shall immediately reimburse Landlord upon demand for all costs and expenses, including attorney's fees, incurred by Landlord in removing such mechanic's or materialmen's lien.

9. TENANT EQUIPMENT AND FURNISHINGS. Tenant may install or operate in the Leased Premises any electrically operated equipment or other machinery which uses standard 110 volt current and which Landlord determines in its reasonable judgment to constitute standard office equipment. Tenant shall not install any other equipment of any kind or nature whatsoever which will or may require any changes, replacements or additions to or in the use of the heating, air conditioning, electrical or plumbing systems of the Leased Premises or the Building without first obtaining the prior written consent of the Landlord. No plumbing fixtures of any type shall be installed within the Leased Premises without Landlord's written approval. If Tenant's business machines and mechanical equipment cause noise or vibration that may be transmitted to the structure of the Building or to any space therein in such a degree as to be reasonably objectionable to Landlord or to any tenant in the Building, then Tenant shall install vibration eliminators or other devices sufficient to eliminate such noise and vibration at Tenant's cost. If Tenant uses heat generating machines or equipment (other than standard office equipment designated by Landlord as set forth above) in the Leased Premises which affect the temperature in the Leased Premises otherwise maintained by the air conditioning system furnished by Landlord as set forth in Section 12, Landlord reserves the right to install or to require Tenant to install adequate supplementary air conditioning equipment in the Leased Premises at Tenant's cost.

   No furniture, equipment or other bulky items of any description will be received into the Building or carried in the elevators except as approved by Landlord. All moving of furniture, equipment and other materials shall be done during hours previously approved by Landlord or Landlord's agent, be under the direct control and supervision of Landlord or its agent which shall not be responsible for any damage to or charges for moving the same. Tenant shall promptly remove from the public and common areas in the Building any of the Tenant's furniture, equipment or other material there delivered or deposited. Landlord shall have the right to limit the weight and prescribe the position of safes and other heavy equipment or fixtures. In no event will Tenant be allowed to place a load exceeding fifty (50) pounds per square foot on any floor of the Building (except a floor on grade) without prior written consent of Landlord. Any and all damage or injury to the Leased Premises or the Building caused by moving the property of Tenant in or out of the Leased Premises, or due to the same being on the Leased Premises, shall be repaired by and at the sole cost of Tenant.

   If any electrical equipment, machinery, plumbing fixtures or other mechanical equipment installed or used by Tenant in the Leased Premises consume or require utility service in addition to those services to be furnished by Landlord pursuant to Section 12, Tenant shall promptly pay, as additional rent, all charges for such additional utilities and utility service furnished to the Leased Premises during the term of this Lease. If such utilities are separately metered to the Leased Premises, Tenant shall pay all such additional charges directly to the utility company furnishing the same.
   To the extent that utilities are furnished to the Leased Premises


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    without separate metering, the amount which may be specially charged to
    Tenant for additional utility usage shall be determined by Landlord on the basis of Landlord's reasonable estimates of consumption by Tenant of such utilities in the Leased Premises, and on the basis of the costs incurred by Landlord in purchasing such additional utilities for use in the Building.

    Personal Properly Tax. Tenant shall pay all taxes levied against Tenant's personal properly, of every description, maintained on and used by the Tenant in connection with the Leased Premises.

10. SERVICES FURNISHED BY LESSOR. Landlord agrees to furnish the following services to Tenant upon the terms and conditions set forth herein with the costs for such services being part of the Operating Costs.

    A. Heating and Air Conditioning. Landlord agrees to furnish sufficient heat and air conditioning to provide a temperature condition required in Landlord's reasonable judgment for comfortable occupancy of the Leased Premises under normal business operations between 7:00 a.m. and 7:00 p.m. Monday through Friday and 8:00 a.m. to 1:00 p.m. Saturdays except holidays. Upon request of Tenant, Landlord will furnish air conditioning at other times (that is, at times other than the times specified above); provided, however, Tenant must request such additional services before 2:00 p.m. on the business day prior to the day Tenant desires the same. If such services are furnished by Landlord at any such other times, Tenant shall reimburse Landlord for furnishing such services at the rate of $35.00 per hour for each hour Tenant is present.

    B. Lavatory Service. Landlord will provide reasonable sewer service and water for drinking, lavatory and toilet purposes in the Building.

    C. ElectricitY. Landlord agrees to provide 110 volt current electricity to the Leased Premises.

    D. Elevator Service. Landlord will provide passenger elevator service at all times.

    E. Janitor Service. Landlord will provide daily janitor service.

    F. Keys and Locks. Landlord shall furnish Tenant with up to ten (l0) keys
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       for the lock on each corridor door entering the Premises. Additional keys will be furnished at a charge by Landlord on an order signed by Tenant or Tenant's authorized representative. All such keys shall remain the property of Landlord. No additional locks shall be allowed on any door of the Premises without Landlord's permission, and Tenant shall not make or permit to be made any duplicate keys except those furnished by Landlord. Upon termination of this Lease, Tenant shall surrender to Landlord all keys to the Premises, and give to Landlord the explanation of the combination of all locks for safes, safe cabinets and vault doors, if any, in the Premises; provided, however, Tenant shall place no safes, safe cabinets or vaults within the Premises without the prior written consent of Landlord.

    G. Graphics. Landlord shall provide and install, at Tenant's cost all letters or numerals on entrance doors to the Premises; all such letters and numerals shall be in the building standard graphics, and not others shall be used or permitted on the exterior of, or which may be visible from outside, the Premises, without Landlord's consent.

11. NO WARRANTY AS TO SERVICES. Landlord does not warrant that any of the services it is required to provide under the terms of this Lease will be free from interruption. Interruption of service shall never be deemed an eviction or disturbance of Tenant's use and possession of the Leased Premises or any part thereof, or render Landlord or Landlord's agents or employees liable to Tenant for damages, or relieve Tenant from performance of Tenant's obligations under this Lease. Provided, however, that Landlord will use due diligence to restore the interrupted service as soon as reasonably possible and, to the extent that the interruption of service is under the control of Landlord, such interruption will be during non-business hours as much as possible and for less than ten (10) business days.
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12. COMPLIANCE WITH LAW - ENERGY POLICIES. Wherever in this Lease any terms, covenants or conditions are required to be performed by the Landlord, the Landlord shall be deemed to have kept and performed such terms, covenants and conditions notwithstanding any action taken by the Landlord, if such action is pursuant to any governmental regulations, requirements or directives. Without limiting the generality of the foregoing, the Landlord may reduce the quantity and quality of all utility and any other services and impose such regulations as the Landlord deems necessary in order to preserve energy. Landlord agrees that its determination hereunder shall in all instances be reasonable.

13. PERSONAL INJURY - LIMITATION OF LIABILITY AND MUTUAL INDEMNIFICATION

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    (A) Tenant shall indemnify, defend and hold harmless Landlord and its officers, directors, partners, employees, attorneys and agents, (collectively, the" Tenant Indemnitees") from and against any and all liability, claims, demands, causes of action, judgments, costs, expenses, and all losses and damages for bodily injury, death and property damage arising from any activity in the Premises even if resulting from the negligent act or omission, (but not willful misconduct), of any of the Tenant Indemnitees, and from all costs, attorney fees and disbursements, and liabilities incurred in the defense of any such claim. Upon notice from Landlord, Tenant shall defend any such claim demand, cause of action or suit at Tenant's expense by counsel satisfactory to Landlord in its reasonable discretion. The provision of this subsection (A) shall survive the expiration or earlier termination of this Lease.

    (B) Landlord shall indemnify, defend and hold harmless Tenant and its officers, directors, partners, employees, attorneys and agents, (collectively, the "Landlord Indenmitees") from and against any and all liability, claims, demands, causes of action, judgments, costs, expenses, and all losses and damages for bodily injury, death and property damage arising from any activity in or about the Building (other than the Premises) even if resulting from the negligent act or omission, (but not willful misconduct), of any of the Landlord Indemnitees, and from all costs, attorney fees and disbursements, and liabilities incurred in the defense of any such claim. Upon notice from Tenant, Landlord shall defend any such claim demand, cause of action or suit at Landlord's expense by counsel satisfactory to Tenant in its reasonable discretion. The provision of this subsection (B) shall survive the expiration or earlier termination of this Lease.

14. PROPERTY DAMAGE - MUTUAL WAIVER OF LIABILITY. Except for specific obligations to repair damage or destruction to the leased premises as set forth in this lease, landlord and tenant are hereby mutually released from any and all claims of any nature now or hereafter arising from or on account of damage or destruction to the Leased Premises or the Building or to any personal property of any of the foregoing contained therein or thereon, whether such damage or destruction is caused by, arises or results from fire, other perils or any other cause whatsoever. Landlord and Tenant each agree to look to their respective insurance carriers for protection against any such damage or destruction to any of their respective real or personal property and do hereby waive all rights of subrogation.

15. LIABILITY OF LANDLORD LIMITED TO INTEREST IN PROPERTY. In the event of a default, breach or violation by Landlord (which term includes Landlord's officers, directors, employees, agents or representatives) of any of Landlord's obligations under this Lease, Landlord's liability to the Tenant shall be limited to its ownership interest in the Property.

16. TENANT INSURANCE. Tenant agrees to purchase, in advance, and to carry in full force and effect, adequate insurance with a carrier acceptable to Landlord including at a minimum the following interest:

    A. "All Risk" fire and casualty insurance, including endorsements for extended coverage, vandalism and malicious mischief, and water damage covering the full replacement value of all of Tenant's fixtures and personal property owned by Tenant that Tenant has a right to remove from the Leased Premises at the termination of the Lease.

    B. Commercial Liability Insurance covering all acts of Tenant, within the Leased Premises and the Building in a total combined single limit coverage amount of not less than $1,000,000 for personal injury, death and property damage.

    C. Such other or additional insurance coverage as Landlord shall, from time to time, deem reasonably necessary, notice of which shall be given to Tenant.

    D. Such insurance policies shall, unless Landlord shall otherwise agree, include a waiver of subrogation endorsement.


    All such insurance shall name Landlord as an additional insured and shall not be cancelable within less than thirty (30) days written notice to Landlord by the insurer. Certificates of all such insurance shall be delivered to the Landlord prior to the occupancy of the Leased Premises by Tenants at least thirty (30) days prior to the termination date of any existing policy.


17. FIRE OR OTHER CASUALTIES. If the Building is substantially damaged or destroyed by fire or other casualty, the Landlord shall have the right to terminate this Lease, provided it gives written notice thereof to the Tenant within ninety (90) days after such damage or destruction. If a portion of the Leased Premises is damaged by fire or other casualty, and Landlord elects not to terminate this Lease, the Landlord shall within a reasonable time and at its own expense, restore the Leased Premises, exclusive of any alterations or other changes made to the Leased Premises at any time by or at the direction or request of Tenant, to as near the condition which existed immediately prior to such damage or destruction as reasonably possible. In the event Landlord so elects to restore the Leased Premises, rent shall abate during such period of time as the Leased Premises are unusable in proportion that the unusable portion of the Leased
    Premises shall bear to the entire Leased Premises. If the substantial destruction to the Building or to that portion of the Building subject to this Lease and the Leased Premises cannot be substantially restored within 180 days from the time of such damage or destruction, then the Tenant shall have the right to terminate this Lease. The Landlord shall not be

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    responsible to the Tenant for damages to or destruction of any furniture, equipment, alterations or other changes made or installed in, on or about the Leased Premises regardless of the cause or the damage or destruction.

18. EMINENT DOMAIN. If the entire Building or that portion of the Building which includes all or substantially all of the Leased Premises is permanently taken by eminent domain, this Lease shall automatically terminate as of the date of such taking. If any portion of the Building is taken by eminent domain, Landlord shall also have the right to terminate this Lease by giving written notice thereof to Tenant within ninety (90) days after the date of taking. If only a portion of the Leased Premises is taken by eminent domain and Landlord elects not to terminate this Lease, Landlord shall, at its expense, restore the Leased Premises, exclusive of any improvements or other changes made to the premises by Tenant, to as near the condition which existed immediately prior to the date of taking as reasonably possible. Rent shall abate during such period of time as the Leased Premises are unusable in proportion that the unusable portion of the Leased Premises shall bear to the entire Leased Premises and upon completion of restoration necessary adjustments shall be made in the Annual Base
    Rent, additional rent or other costs to reflect a reduction in the size of the Leased Premises and/or the total rentable area of the Building. Tenant shall have no right to any of the award or payment made in connection with such taking provided, however, that Tenant shall be entitled to recover any separate amount for Tenant fixtures and/or relocation costs provided under appropriate statutes, ordinances or regulations. Tenant shall have the
                                                     ---------------------
    right to pursue compensation in connection with any such taking provided
    ------------------------------------------------------------------------
    that any award to which Landlord is entitled shall not be reduced as a
    ----------------------------------------------------------------------
    result thereof.
    ---------------

19. RULES AND REGULATIONS. Tenant shall use the Leased Premises and the public and common areas in the Building in accordance with such roles, regulations and procedures as may, from time to time, be made by, the Landlord for the general safety, comfort and convenience of the owners, occupants and tenants of the Building and shall cause Tenant's employees and invitees to abide by such rules and regulations.

20. WASTE. Tenant shall use due care in the use of heat, water and electricity, the use of the Leased Premises and the public and common areas in the Building and without qualifying the foregoing, shall not neglect or misuse water fixtures, electric lights and heating.

21. RUBBISH AND DEBRIS. No rubbish, dirt, overshoes, mats, umbrellas or objects of any kind shall be put in the public or common areas in the Building by Tenant.

22.  HAZARDOUS SUBSTANCES.

     A. Tenant hereby represents that Tenant uses only those Hazardous Materials (as defined below) set forth on Exhibit C hereto, in the conduct of its business on the Premises. Otherwise, Tenant does not and shall not use or permit the use of the Premises for any purpose relating to the storage and use of Hazardous Materials. Tenant shall not, in any event, generate, manufacture, produce, release, discharge or dispose of on, in or under the Premises or the property of which the Premises are a part (the "Property"), or transport to or from the Premises or the Property, any Hazardous Materials, or allow any other person or entity to do so.

     B. Tenant shall comply with all local, state or federal laws, ordinances or regulations relating to Hazardous Materials and above ground and underground storage tanks on, in, under or about the Premises.

     C. Tenant and/or Landlord shall promptly notify the other should Tenant
               ---------------                       ---------
        and/or Landlord receive notice of or otherwise become aware of any (i)
        ---------------
        pending or threatened environmental regulatory action against Tenant, the Premises or the Property; (ii) claims made or threatened by any third party relating to any loss or injury resulting from any Hazardous Material; or (iii) release or discharge or threatened release or discharge of any Hazardous Material in, on, under or about the Premises or the Property.

     D. Tenant and/or Landlord shall promptly deliver copies of any documents
               ---------------
        relating to any governmental proceeding relating to Hazardous Materials and all engineering reports, test reports and laboratory analyses concerning the Hazardous Materials to the other party.
                                              ----------------

     E. Tenant shall promptly and thoroughly investigate suspected Hazardous Materials contamination of the Premises or the Property or the ground water of the Property, resulting from Tenant's use of the Premises.

     F. Upon reasonable request, Landlord shall have the right, at Tenant's
        ------------------------
        expense, to require an audit of Tenant's operation on the Premises to ensure compliance with environmental laws and regulations and this
        Section 22. Upon receipt of written notice from Landlord, Tenant shall promptly correct any violations and/or deficiencies cited in the audit.

     G. If an Event of Tenant Default occurs, Landlord, at Tenant's expense,
                       ------
        shall have the right to cause to be conducted an investigation of the Premises for Hazardous Materials and Tenant shall forthwith remove, repair, clean up or detoxify any Hazardous Materials from the Premises, the Property, or ground water of the Property resulting from Tenant's use, whether or not such actions are required by law.

                                     --7--

    H. Tenant shall permit Landlord or its agents to inspect the Premises at any reasonable times and agree to fully cooperate with Landlord in determining compliance with this Section 22.

    I. Tenant shall protect, indemnify and hold harmless Landlord, its directors, officers, employees, agents, successors and assigns from and against any and all loss, damage, cost, expense or liability (including attorney's fees and costs) arising directly or indirectly out of Tenant's use of the Premises, or from the conduct of Tenant's business or attributable to Tenant's failure to comply with this Section 22, including without limitation (i) all foreseeable consequential damages; and (ii) the costs of any required or necessary repair, clean up, or detoxification of the Premises or the Property and the preparation and implementation of any closure, remedial or other required plans. This indemnity shall survive termination or cancellation of this Lease for any reason.

    J. "Hazardous Materials" shall mean any flammable explosives, radioactive materials, hazardous wastes, toxic substances or related materials, including, without limitation, any substance defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "toxic substances", "contaminants" or "pollutants" under any applicable federal or state laws or regulations.

23. VENDING MACHINES. No vending machines shall be installed in the Leased Premises without the written consent of Landlord.

24. LESSOR'S RIGHT TO ENTER PREMISES. Landlord, or its authorized agents or attorneys, may at any reasonable time, during normal business hours with prior notice except in cases of emergency, enter the Leased Premises to inspect, make repairs and improvements and/or changes in the Leased Premises or other premises in the Building as Landlord may deem proper. Landlord's reserved rights hereunder shall include, without limitation, free unhampered and unobstructed access to Building airways, equipment ducts, under floor heater ducts, stairways, access panels and all cleaning and utility services. There shall be no diminution of rent or injury to business caused by Landlord's exercise of the rights reserved by Landlord in this paragraph.

25. SECURITY OF LEASED PREMISES. Tenant assumes full responsibility for protecting the Leased Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Leased Premises closed and secured after normal business hours.

26. REPAIRS. Tenant shall promptly pay to Landlord upon request an amount equal to any cost incurred by Landlord in repairing the Leased Premises and/or public and common areas in the Building when such repairs were made necessary by the negligence or of misuse by the Tenant.

27. LEASE TO BE SUBORDINATE. Landlord may cause this Lease to be made subject and subordinate to all ground or underlying leases, mortgages and restrictions which may now or hereafter affect the Building and to all renewals and extensions thereof. For confirmation of such subordination, Tenant shall execute promptly any subordination agreement requested by Landlord. Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's agent to execute any such subordination agreement or agreements for or on behalf of Tenant. Such subordination is subject to Tenant enjoying the quiet possession of the Leased Premises if any Ground Landlord or Mortgagee becomes landlord hereunder provided that Tenant is not then in default hereunder or does not default in the future. Landlord shall utilize best efforts to obtain a Non-Disturbance Agreement from existing Lender. Non-Disturbance Agreement from future lender is conditioned upon subordination agreement from Tenant.

28. BROKERAGE. Tenant and Landlord respectively represent and warrant to the other that no brokers were retain, used or referred to with respect to this Lease and/or leasing, except for BGK Asset Management Corp. who represents Landlord, and no other claims for commissions or fees are valid or warranted with respect to our connection with this Lease and that each shall defend, indemnify and hold the other harmless from any and all costs, claims or causes of action for such commissions or fees resulting from its own acts.

29. ESTOPPEL CERTIFICATE. Tenant agrees that at any time and from time to time upon not less than five (5) days prior written notice by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing:

    A. Certifying that this Lease is unmodified and in full force and effect if there have been modifications, that this Lease is in full force and effect as modified and stating the modifications.

    B. Stating the dates to which the rent and other charges hereunder have been paid by Tenant.

    C. Stating whether or not, to the best knowledge of Tenant, Landlord is in default in the performance of any covenants, agreements or conditions contained in this Lease and if so, specifying each such default of which Tenant may have knowledge.

    D. Responding to such other matters as Landlord reasonably requests. Any such statement delivered pursuant hereto may be relied upon by any owner or prospective purchaser of the Building, any

                                     --8--
        prospective mortgagee of the Building or Landlord's interest therein or any prospective assignee of any such mortgagee.

30. TENANT TO SURRENDER PREMISES IN GOOD CONDITION. Upon the expiration or termination of the lease term, Tenant shall at its expense:

    A. Remove Tenant's goods and effects and those of all persons claiming through Tenant;

    B. Quit and deliver up the Leased Premises to Landlord peaceably and quietly in as good order and condition as the same were on the date the lease term commenced or were thereafter in place by Lessor, reasonable wear and tear and damages from fire and other casualties excepted; and

    Any property left in the Leased Premises after the expiration or termination of the Lease Term shall be deemed to have been abandoned and shall be deemed the property of Landlord to be disposed of as Landlord sees fit.

31. HOLDING OVER. Tenant agrees that no holding over by Tenant after the expiration of this Lease Agreement whether with or without the consent of Landlord, shall operate to extend and renew this Lease Agreement. The monthly rental which had been payable at the time immediately prior to such holding over times 1.50 shall be the monthly rental rate for any additional period. Such tenancy shall be subject to all the terms and conditions of this Lease. Upon holding over, Tenant's month-to-month tenancy shall continue until such tenancy shall be terminated by Landlord or until said Tenant shall have given to Landlord a written notice of at least one (1) month prior to the date of the termination of such monthly tenancy of his intention to terminate such tenancy and shall, at the expiration of such month, have vacated and surrendered possession of said premises to said Landlord.

32. DEFAULT. The occurrence of any of the following events shall constitute a default by Tenant under this Lease:

    A. If Tenant shall fail to pay any amounts to be paid by it hereunder, including but not limited to Base Annual Rent and additional rent and such default shall continue for a period of seven (7) days after Landlord has given Tenant written notice of such failure to pay; or

    B. If Tenant fails to perform or observe any of Tenant's other obligations, covenants or agreements herein or hereunder, and such failure shall continue for a period of twenty (20) days after Landlord has given Tenant written notice thereof; or

    C. If Tenant makes a general assignment for the benefits of creditors, or, subject to the rights of a Trustee in Bankruptcy files, or has filed against it, a petition in bankruptcy under the Bankruptcy Reform Act of 1978 or under any other applicable law of the United States of America or any state thereof, consents to the appointment of a trustee or receive for Tenant or for its property, or if Tenant takes any action for the purpose of effecting or consenting to any of the foregoing; or

    D. The abandonment or vacating of the Premises by Tenant.

Upon the occurrence of any of the foregoing defaults, Landlord may, but with no obligation to do so, immediately re-enter the Leased Premises and remove all persons and property therefrom. Landlord shall have the right to keep this Lease in full force and effect, or, at its option, terminate this Lease as to all future rights of Tenant. Tenant hereby expressly waives the service of any notice in writing of Landlord's intent to re-enter the Leased Premises. Tenant shall be liable to Landlord against all loss of rents and other damages which it may incur by reason of such default, including all attorney's fees and expenses incurred in enforcing any of the terms or this Lease. If Tenant defaults before expiration or termination of the term of this Lease, and Landlord elects to terminate this Lease, Landlord may accelerate Tenant's financial obligation hereunder; upon such acceleration, the entire Annual Base Rent and additional rent and other costs as reasonably determined by the Landlord due for the balance of the term hereof shall be immediately due and payable. In the event Landlord re-enters the Leased Premises as set forth herein, and, whether it elects to keep this Lease in effect or terminate it, Landlord may re-let the Leased Premises for such rent and upon such terms as are not unreasonable under the circumstances. In such event, Tenant also shall be liable for all costs, expenses and damages incurred or sustained by Landlord in re-letting the Leased Premises including, without limitation, deficiency in rent, attorney's fees, expenses of placing the Leased Premises in first class rentable condition, brokerage fees, tenant allowances, improvements or payment of any other tenant inducement. Landlord shall have the right to commence one or more actions to enforce the terms hereof and the commencement and prosecution of one action shall not be deemed a waiver or an estoppel from commencing one or more actions from time to time in the future. Provisions contained in this section shall be in addition to and shall not prevent the enforcement of any claim Landlord may have against Tenant for anticipatory breach of the unexpired term of this Lease. All rights and remedies of Landlord under this Lease shall be cumulative and shall not be exclusive of any other rights and remedies provided to Landlord under applicable law.

33. RIGHT TO CURE DEFAULTS. If Tenant defaults in the observance or performance of any of Tenant's covenants, agreements or obligations hereunder wherein the default can be cured by the expenditure of money,

                                     --9--

    Landlord may, but without obligation, and without limiting any other remedies which it may have by reason of such default, cure the default, charge the cost thereof to Tenant and Tenant shall pay the same forthwith upon demand. If Landlord is required to commence a legal action to recover such sums from the Tenant, Landlord shall also have the right to recover all interest costs (two percent (2%) above prime) and attorney's fees in
                   ------------------------------
    connection with such litigation.

34. USE OF THE TERMS "LANDLORD" AND "TENANT". The terms "Landlord" and "Tenant" wherever use in this Lease, shall be construed to mean plural in all cases where there is more than one Landlord or Tenant and the necessary grammatical changes required to make the provisions hereof apply to corporations, partnerships or individuals, men or women, shall in all cased be assumed as though in each case fully expressed. In addition, where relevant in this Lease and especially in connection with the provisions of this Lease relating to personal injury, limitation of liability, indemnification, property damage and insurance, "Landlord" shall mean Landlord, its respective employees, agents, invitees, licensees, customers, clients, partners and shareholders and "Tenant" shall man its employees, agents, business invitees, licensees, customers and clients, family members, guests, trespassers, partners and shareholders.

35. LANDLORD'S CONSENT. Unless it is expressly stated herein that, as to any particular required consent, Landlord's consent shall not be unreasonably withheld, Landlord's consent need be given only at Landlord's sole discretion.

36. EXECUTION BY LESSOR. Submission of this instrument to Tenant, or Tenant's agents or attorneys, for examination or signature does not constitute or imply an offer to lease, reservation of space, or option to lease, and this Lease shall have no binding effect until execution hereof by both Landlord and Tenant.

37. CONTINUANCE OF AGREEMENT. This Agreement shall be binding upon and inure for the benefit of the parties hereto and subject to the restrictions and limitations herein contained, their respective heirs, successors and assigns.

39. SEVERABILITY. The provisions of this Lease are expressly severable, and the unenforceability of any provision or provisions hereof shall not affect or impair the enforceability of any other provision or provisions.

40. MEMORANDUM LEASE. Tenant and Landlord shall, upon the written request of the other, execute a memorandum or short form lease, in a form suitable for recording. Said Memorandum Lease shall be dated on the date and year of the execution of this Lease and shall disclose the parties, the terms of the Lease, the legal description of the Demised Premises and may contain, in addition to the foregoing, such other terms and conditions as Landlord or Tenant, as the case may be, may require.

41. WAIVER OF COVENANTS. Failure of Landlord to insist, in any one or more instances, upon strict performance of any term, covenant or condition of this Lease, or to exercise any option herein contained, shall not be construed as a waiver, or a relinquishment for the future of such term, covenant, condition or option, but the same shall continue and remain in full force and effect. The receipt by Landlord of rents wills knowledge of a breach in any of the terms, covenants and conditions of this Lease to be kept or performed by Tenant shall not be deemed a waiver of such breach, and Landlord shall not be deemed to have waived any provision of this Lease unless expressed in writing and signed by Landlord.

42. NOTICES. Any notice or demand which, under the terms of this Lease or under any statute must or may be given or made by the parties hereto, shall be in writing, and may he given or made by personal delivery or mailing the same by registered mail, addressed to the other party at the address mentioned below. Either party, however, may designate in writing such new or other address to which such notice or demand shall hereafter be so given, made or mailed. Any notice given hereunder by mail shall be deemed delivered when deposited in the United States mails, certified mail, return receipt requested, postage prepaid, and addressed as herein provided:


                        Landlord:  G & P Resorts, Inc.
                                   -------------------
                                   BGK ASSET MANAGEMENT CORP.
                                   6301 Indian School Road NE, Ste. 890
                                   Albuquerque, NM 87110



                        Tenant:    To the Premises

                                     --10--

43. RIGHT TO RELOCATE. If the Premises are less than 2,000 square feet in area, Landlord reserves the right, at its option and upon given thirty (30) days notice to Tenant, to transfer and remove Tenant from the Premises to any other available space in the Building of equal size and area. Landlord shall bear the expense of moving Tenant's furniture, fixtures, telephone service, and other personal property as well as the expense of any renovations or alterations necessary to make the new space similar in arrangement and layout to the original Premises.

44. AMENDMENTS. This Lease may be amended only by a writing executed by both parties hereto.

45. MISCELLANEOUS. This Lease shall be construed according to the laws of the State of New Mexico. The captions in this Lease are for convenience only and are not part of this Lease.

46. REPRESENTATIONS. This Lease constitutes the final agreement of the parties hereto and supersedes all negotiations, representations or agreements, whether written or oral, made prior to the execution hereof. Landlord makes no representations or warranties regarding the Leased Premises or of Landlord's or Tenant's rights, obligations, or duties with respect thereto other than those expressly set forth in this Lease. By execution of this Lease, Tenant acknowledges that no representations or warranties have been made by Landlord (or Landlord's agents, representatives, or employees, or by anyone acting on behalf of Landlord or under contract with Landlord) upon which Tenant has relied in executing this Lease other than such representations or warranties that are expressly set forth herein.

47. ATTORNEY'S FEES. In any proceeding brought by either Landlord or Tenant
    -----------------------------------------------------------------------
    against the other relating to this Lease, a reasonable attorney's fee to
    ------------------------------------------------------------------------
    be fixed by the court in such proceeding, shall be added to and made a part
    ---------------------------------------------------------------------------
    of the costs recovered in such proceeding by the prevailing party therein.
    --------------------------------------------------------------------------

48. TIME. It is understood and agreed between the parties hereto that time is of the essence in all of the terms and provisions of this Lease.

IN WITNESS WHEREOF, Landlord and Tenant respectfully have duly signed and sealed these presents the day and year first above written.


                                        LANDLORD

                                        BGK ASSET MANAGEMENT CORP.
                                        Agent for G&P Resorts, Inc.
                                        ---------------------------
DATE:  8/12/97                          By: /s/ Linda C. Gutierrez
     -------------------------             -----------------------------
                                           Linda C. Gutierrez, President

                                        TENANT

                                        N.M. MORTGAGE COMPANY, INC.


DATE:                                   By: /s/ Ron Baca
     -------------------------             -----------------------------
                                            Ron Baca, President

                                     --11--

STATE OF NEW MEXICO  )
         ----------- )SS.
COUNTY OF BERNALILLO )
          ----------

    It is hereby acknowledged that,the above Lease was sworn to and executed before me on this 11th day of August, 1997 by Ron Baca as President of or and on behalf of N.M. Mortgage Company Inc. Tenant.


                                        /s/ Notary Public
                                        -------------------
                                            Notary Public

My Commission Expires:
1/4/97
----------------------

                                        [Official Seal of Notary Public]


STATE OF NEW MEXICO   )
         ------------ )SS.
COUNTY OF BERNALILLO  )
          -----------

    It is hereby acknowledged that,the above Lease was sworn to and executed before me on this 12th day of Aug. 1997, by Linda C. Gutierrez as President of or and on behalf of BGK Asset Management Corp.


                                        /s/ Genoveva R. Keith
                                        ---------------------
                                            Notary Public

My Commission Expires:
July 21, 1998
----------------------

                                     --12--